Forum Energy Technologies Announces
Third Quarter 2015 Results
HOUSTON, TEXAS, October 22, 2015 - Forum Energy Technologies, Inc. (NYSE: FET) today announced third quarter 2015 revenue of $245 million, a decrease of $224 million, or 48%, from the third quarter 2014. Net income for the quarter was $7 million or $0.07 per diluted share compared to $52 million or $0.54 per diluted share for the prior year period. The reported diluted earnings per share of $0.07 included a restructuring charge of $2.2 million or $0.02 per share and a foreign exchange gain1 of $2.8 million or $0.02 per share. See Table I for a reconciliation of GAAP to non-GAAP financial information.
Average oil prices declined approximately 50% from the prior year period, leading to significant reductions in revenue across the product lines. The continued downward trend in spending on drilling, completion, and subsea activity, as exemplified by the 54% drop in the North American land rig count, impacted our third quarter results.
Drilling & Subsea segment revenue in the third quarter 2015 was $139 million, a decrease of $168 million, or 55%, from the third quarter 2014.
Production & Infrastructure segment revenue in the third quarter 2015 was $106 million, a decrease of $56 million, or 34%, from the prior year period.
Review and Outlook
Cris Gaut, Forum’s Chairman and Chief Executive Officer, remarked, "Although our revenue decreased in line with industry trends, Forum generated free cash flow of $54 million after capital expenditures and protected our operating margins with continued cost reductions. Our strong balance sheet and cash flow will see us through this severe downturn and position us well for the recovery.
The unexpected 20% sequential decline in average oil prices from the second quarter negatively impacted our customer's spending levels, resulting in a 14% decrease in revenue sequentially. EBITDA for the quarter, excluding non-operational items, was $31 million, or 12.8% of revenue.
"New orders received by Forum in the third quarter were $213 million and our third quarter 2015 book to bill ratio was 87%.
"The fourth quarter is shaping up to be a challenge. Many E&P operators have exhausted their budgets and we expect our customers to slow their activity following Thanksgiving."

1 Foreign exchange gain primarily relates to receivables billed in U.S. dollars by some of our non-U.S. subsidiaries that report in a local currency, and therefore the gain has no economic impact in dollar terms.

Recent Events
Forum signed a contract during the third quarter for more than $20 million with Egyptian Refining Company to engineer, design, and build eight Edge™ II desalters. Forum’s proprietary technology has been used in many refineries around the world and maximizes desalting performance and feedstock capacity.
Conference Call Information
Forum's conference call is scheduled for October 23, 2015 at 9:00 AM CDT. During the call, the Company intends to discuss third quarter 2015 results. To participate in the earnings conference call, please call 855-757-8876 within North America, or 631-485-4851 outside of North America. The access code is 54179824. The call will also be broadcast through the Investor Relations link on Forum’s website at www.f-e-t.com. Participants are encouraged to log in to the webcast or dial in to the conference call approximately ten minutes prior to the start time. A replay of the call will be available for two weeks after the call and may be accessed by dialing 855-859-2056 within North America, or 404-537-3406 outside of North America. The access code is 54179824.

Forum Energy Technologies is a global oilfield products company, serving the subsea, drilling, completion, production and infrastructure sectors of the oil and natural gas industry. The Company's products include highly engineered capital equipment as well as products that are consumed in the drilling, well construction, production and transportation of oil and natural gas. Forum is headquartered in Houston, TX with manufacturing and distribution facilities strategically located around the globe. For more information, please visit www.f-e-t.com.

Forward Looking Statements and Other Legal Disclosure
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts, included in this press release that address activities, events or developments that the company expects, believes or anticipates will or may occur in the future are forward-looking statements. Without limiting the generality of the foregoing, forward-looking statements contained in this press release specifically include the expectations of plans, strategies, objectives and anticipated financial and operating results of the company, including any statement about the company's future financial position, liquidity and capital resources, operations, performance, acquisitions, returns, capital expenditure budgets, new product development activities, costs and other guidance included in this press release.
These statements are based on certain assumptions made by the company based on management's experience and perception of historical trends, current conditions, anticipated future developments and other factors believed to be appropriate. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the company, which may cause actual results to differ materially from those implied or expressed by the forward-looking statements. Among other things, these include the volatility of oil and natural gas prices, oilfield development activity levels, the availability of raw materials and specialized equipment, the company's ability to deliver backlog in a timely fashion, the availability of skilled and qualified labor, competition in the oil and gas industry, governmental regulation and taxation of the oil and natural gas industry, the company's ability to implement new technologies and services, the availability and terms of capital, and uncertainties regarding environmental regulations or litigation and other legal or regulatory developments affecting the company's business, and other important factors that could cause actual results to differ materially from those projected as described in the company's filings with the Securities and Exchange Commission.
Any forward-looking statement speaks only as of the date on which such statement is made and the company undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law.

Investor Contact
Mark Traylor - Vice President, Investor Relations
281.368.1108
mark.traylor@f-e-t.com

Media Contact
Donna Smith - Director, Marketing & Communications
281.949.2514
donna.smith@f-e-t.com

Forum Energy Technologies, Inc.
Condensed consolidated statements of income
(Unaudited)

	Three months ended
	September 30,		June 30,
(in millions, except per share information)	2015	2014	2015
Revenue	$245.0	$468.8	$284.4
Total operating expenses	236.7	399.5	265.8
Earnings from equity investment	3.9	6.7	3.8
Operating income	12.2	76.0	22.4
Other expense (income)
Interest expense	7.4	7.7	7.6
Loss (gain) on foreign exchange and other, net	(2.9)	(5.2)	4.0
Profit before income taxes	7.7	73.5	10.8
Provision for income tax expense	1.0	21.3	1.9
Net income	6.7	52.2	8.9
Less: Net income attributable to noncontrolling interest	—	—	—
Net income attributable to common stockholders (1)	$6.7	$52.2	$8.9

Weighted average shares outstanding
Basic	90.1	93.3	89.8
Diluted	91.7	96.2	91.9

Earnings per share
Basic	$0.07	$0.56	$0.10
Diluted	$0.07	$0.54	$0.10

(1) Refer to Table 1 for schedule of adjusting items.

Forum Energy Technologies, Inc.
Condensed consolidated statements of income
(Unaudited)

	Nine months ended
	September 30,
(in millions, except per share information)	2015	2014
Revenue	$877.5	$1,301.0
Total operating expenses	815.0	1,115.8
Earnings from equity investment	12.3	18.0
Operating income	74.8	203.2
Other expense (income)
Interest expense	22.6	23.2
Loss (gain) on foreign exchange and other, net	(5.6)	(0.7)
Profit before income taxes	57.8	180.7
Provision for income tax expense	13.5	52.4
Net income	44.3	128.3
Less: Net income attributable to noncontrolling interest	—	—
Net income attributable to common stockholders (1)	$44.3	$128.3

Weighted average shares outstanding
Basic	89.8	92.7
Diluted	91.6	95.6

Earnings per share
Basic	$0.49	$1.38
Diluted	$0.48	$1.34

(1) Refer to Table 2 for schedule of adjusting items.

Forum Energy Technologies, Inc.
Condensed consolidated balance sheets
(Unaudited)

(in millions of dollars)	September 30, 2015	December 31, 2014
Assets
Current assets
Cash and cash equivalents	$76.2	$76.6
Accounts receivable—trade, net	157.6	287.0
Inventories, net	504.8	461.5
Other current assets	78.2	70.0
Total current assets	816.8	895.1
Property and equipment, net of accumulated depreciation	196.8	190.0
Goodwill and other intangibles, net	1,056.7	1,070.2
Investment in unconsolidated subsidiary	56.4	49.7
Other long-term assets	14.7	16.6
Total assets	$2,141.4	$2,221.6
Liabilities and Equity
Current liabilities
Current portion of long-term debt	$0.3	$0.8
Other current liabilities	190.0	281.4
Total current liabilities	190.3	282.2
Long-term debt, net of current portion	402.6	428.0
Other long-term liabilities	117.6	115.4
Total liabilities	710.5	825.6
Total stockholders’ equity	1,430.5	1,395.4
Noncontrolling interest in subsidiary	0.4	0.6
Total equity	1,430.9	1,396.0
Total liabilities and equity	$2,141.4	$2,221.6

Forum Energy Technologies, Inc.
Condensed consolidated cash flow information
(Unaudited)
	Nine months ended September 30,
(in millions of dollars)	2015	2014
Cash flows from operating activities
Net income	$44.3	$128.3
Depreciation and amortization	49.3	48.9
Other, primarily working capital	24.1	2.6
Net cash provided by operating activities	$117.7	$179.8
Cash flows from investing activities
Capital expenditures for property and equipment	$(28.1)	$(39.9)
Proceeds from sale of business, property and equipment and other	1.7	8.7
Acquisition of businesses, net of cash acquired	(60.8)	(38.3)
Net cash used in investing activities	$(87.2)	$(69.5)
Cash flows from financing activities
Borrowings of long-term debt, including borrowings due to acquisitions	$79.9	$—
Repayment of long-term debt	(106.0)	(91.8)
Other	(1.4)	16.3
Net cash provided by (used in) financing activities	$(27.5)	$(75.5)
Effect of exchange rate changes on cash	(3.4)	(0.3)
Net decrease in cash and cash equivalents	$(0.4)	$34.5

Forum Energy Technologies, Inc.
Supplemental schedule - Segment information
(Unaudited)

	As Reported			As Adjusted (5)
	Three months ended			Three months ended
(in millions of dollars)	September 30, 2015	September 30, 2014	June 30, 2015	September 30, 2015	September 30, 2014	June 30, 2015
Revenue
Drilling & Subsea	$139.1	$307.4	$169.7	$139.1	$307.4	$169.7
Production & Infrastructure	106.2	161.7	114.9	106.2	161.7	114.9
Eliminations	(0.3)	(0.3)	(0.2)	(0.3)	(0.3)	(0.2)
Total revenue	$245.0	$468.8	$284.4	$245.0	$468.8	$284.4

Operating income
Drilling & Subsea	$6.7	$57.9	$15.4	$8.7	$57.9	$18.1
Operating income margin %	4.8%	18.8%	9.1%	6.3%	18.8%	10.7%
Production & Infrastructure (1)	10.7	29.8	15.2	10.9	29.8	14.2
Operating income margin %	10.1%	18.4%	13.2%	10.3%	18.4%	12.4%
Corporate	(5.0)	(10.2)	(8.1)	(5.0)	(10.2)	(7.8)
Total Segment operating income	12.4	77.5	22.5	14.6	77.5	24.5
Other items not in segment operating income (2)	(0.2)	(1.5)	(0.1)	—	—	—
Total operating income	$12.2	$76.0	$22.4	$14.6	$77.5	$24.5
Operating income margin %	5.0%	16.2%	7.9%	6.0%	16.5%	8.6%

EBITDA (3)
Drilling & Subsea	$20.6	$74.6	$22.4	$19.8	$70.0	$29.4
Percentage of D&S revenue %	14.8%	24.3%	13.2%	14.2%	22.8%	17.3%
Production & Infrastructure	14.5	32.8	18.9	14.9	32.9	18.0
Percentage of P&I revenue %	13.7%	20.3%	16.4%	14.0%	20.3%	15.7%
Corporate	(3.2)	(8.1)	(6.5)	(3.4)	(8.1)	(6.3)
Other items (4)	(0.2)	(1.5)	—	—	—	—
Total EBITDA	$31.7	$97.8	$34.8	$31.3	$94.8	$41.1
Percentage of total revenue %	12.9%	20.9%	12.2%	12.8%	20.2%	14.5%

(1) Includes earnings from equity investment.
(2) Includes transaction expenses and gain/(loss) on sale of assets.
(3) The Company believes that the presentation of EBITDA is useful to the Company's investors because EBITDA is an appropriate measure of evaluating the company's operating performance and liquidity that reflects the resources available for strategic opportunities including, among others, investing in the business, strengthening the balance sheet, repurchasing the Company's securities and making strategic acquisitions. In addition, EBITDA is a widely used benchmark in the investment community. See the attached separate schedule for the reconciliation of GAAP to non-GAAP financial information.

(4) Includes transaction expenses.
(5) Refer to Table 1 for schedule of adjusting items.

Forum Energy Technologies, Inc.
Supplemental schedule - Segment information
(Unaudited)

	As Reported		As Adjusted (5)
	Nine months ended		Nine months ended
(in millions of dollars)	September 30, 2015	September 30, 2014	September 30, 2015	September 30, 2014
Revenue
Drilling & Subsea	$523.9	$848.4	$523.9	$848.4
Production & Infrastructure	354.3	453.7	354.3	453.7
Eliminations	(0.7)	(1.1)	(0.7)	(1.1)
Total revenue	$877.5	$1,301.0	$877.5	$1,301.0

Operating income
Drilling & Subsea	$51.3	$155.3	$60.5	$155.4
Operating income margin %	9.8%	18.3%	11.5%	18.3%
Production & Infrastructure (1)	45.1	80.3	44.7	80.6
Operating income margin %	12.7%	17.7%	12.6%	17.8%
Corporate	(21.4)	(29.6)	(21.1)	(29.4)
Total Segment operating income	75.0	206.0	84.1	206.6
Other items not in segment operating income (2)	(0.2)	(2.8)	0.3	0.4
Total operating income	$74.8	$203.2	$84.4	$207.0
Operating income margin %	8.5%	15.6%	9.6%	15.9%

EBITDA (3)
Drilling & Subsea	$91.4	$192.2	$94.6	$191.2
Percentage of D&S revenue %	17.5%	22.7%	18.1%	22.5%
Production & Infrastructure	55.2	88.9	55.9	89.9
Percentage of P&I revenue %	15.6%	19.6%	15.8%	19.8%
Corporate	(16.5)	(25.3)	(16.4)	(25.2)
Other items (4)	(0.4)	(3.1)	—	—
Total EBITDA	$129.7	$252.7	$134.1	$255.9
Percentage of total revenue %	14.8%	19.4%	15.3%	19.7%

(1) Includes earnings from equity investment.
(2) Includes transaction expenses, loss on sale of business and gain/(loss) on sale of assets.
(3) The Company believes that the presentation of EBITDA is useful to the Company's investors because EBITDA is an appropriate measure of evaluating the company's operating performance and liquidity that reflects the resources available for strategic opportunities including, among others, investing in the business, strengthening the balance sheet, repurchasing the Company's securities and making strategic acquisitions. In addition, EBITDA is a widely used benchmark in the investment community. See the attached separate schedule for the reconciliation of GAAP to non-GAAP financial information.

(4) Includes transaction expenses and loss on sale of business.
(5) Refer to Table 2 for schedule of adjusting items.

Forum Energy Technologies, Inc.
Reconciliation of GAAP to non-GAAP financial information
(Unaudited)

Table 1 - Adjusting items
	Three months ended
	September 30, 2015			September 30, 2014			June 30, 2015
(in millions, except per share information)	Operating income	EBITDA (1)	Diluted EPS	Operating income	EBITDA (1)	Diluted EPS	Operating income	EBITDA (1)	Diluted EPS
As reported	$12.2	$31.7	$0.07	$76.0	$97.8	$0.54	$22.4	$34.8	$0.10
% of revenue	5.0%	12.9%		16.2%	20.9%		7.9%	12.2%
Restructuring charges and other	2.2	2.2		—	—		2.1	2.1
Transaction expenses	0.2	0.2		1.5	1.5		—	—
Loss (gain) on foreign exchange, net (2)	—	(2.8)		—	(4.5)		—	4.2
As adjusted (1)	$14.6	$31.3	$0.07	$77.5	$94.8	$0.52	$24.5	$41.1	$0.16
% of revenue	6.0%	12.8%		16.5%	20.2%		8.6%	14.5%

Table 2 - Adjusting items
	Nine months ended
	September 30, 2015			September 30, 2014
(in millions, except per share information)	Operating income	EBITDA (1)	Diluted EPS	Operating income	EBITDA (1)	Diluted EPS
As reported	$74.8	$129.7	$0.48	$203.2	$252.7	$1.34
% of revenue	8.5%	14.8%		15.6%	19.4%
Restructuring charges and other	9.2	9.2		0.7	0.7
Transaction expenses	0.4	0.4		2.3	2.3
Loss on sale of business	—	—		0.8	0.8
Loss (gain) on foreign exchange, net (2)	—	(5.2)		—	(0.6)
As adjusted (1)	$84.4	$134.1	$0.52	$207.0	$255.9	$1.36
% of revenue	9.6%	15.3%		15.9%	19.7%

(1) The Company believes that the presentation of EBITDA, adjusted EBITDA, adjusted operating income and adjusted Diluted EPS is useful to the Company's investors because (i) EBITDA is an appropriate measure of evaluating the Company's operating performance and liquidity that reflects the resources available for strategic opportunities including, among others, investing in the business, strengthening the balance sheet, repurchasing the Company's securities and making strategic acquisitions and (ii) each of adjusted EBITDA, adjusted operating income and adjusted Diluted EPS is useful to investors to assess and understand operating performance, especially when comparing those results with previous and subsequent periods or forecasting performance for future periods, primarily because management views the excluded items to be outside of the Company's normal operating results. In addition, EBITDA is a widely used benchmark in the investment community. See the attached separate schedule for the reconciliation of GAAP to non-GAAP financial information.

(2) Foreign exchange, net primarily relates to receivables billed in U.S. dollars by some of our non-U.S. subsidiaries that report in a local currency, and therefore the loss has no economic impact in dollar terms.

Forum Energy Technologies, Inc.
Reconciliation of GAAP to non-GAAP financial information
(Unaudited)

Table 3 - Adjusting Items
	Three months ended
(in millions of dollars)	September 30, 2015	September 30, 2014	June 30, 2015
EBITDA reconciliation (1)
Net income attributable to common stockholders	$6.7	$52.2	$8.9
Interest expense	7.4	7.7	7.6
Depreciation and amortization	16.6	16.6	16.4
Income tax expense	1.0	21.3	1.9
EBITDA	$31.7	$97.8	$34.8

Table 4 - Adjusting Items
	Nine months ended
(in millions of dollars)	September 30, 2015	September 30, 2014
EBITDA reconciliation (1)
Net income attributable to common stockholders	$44.3	$128.3
Interest expense	22.6	23.2
Depreciation and amortization	49.3	48.8
Income tax expense	13.5	52.4
EBITDA	$129.7	$252.7

(1) The Company believes that the presentation of EBITDA is useful to the Company's investors because EBITDA is an appropriate measure of evaluating the company's operating performance and liquidity that reflects the resources available for strategic opportunities including, among others, investing in the business, strengthening the balance sheet, repurchasing the Company's securities and making strategic acquisitions. In addition, EBITDA is a widely used benchmark in the investment community.

Table 5 - Adjusting items
	Nine months ended
(in millions of dollars)	September 30, 2015	September 30, 2014
Free cash flow, before acquisitions, reconciliation (2)
Net cash provided by operating activities	$117.7	$179.8
Capital expenditures for property and equipment	(28.1)	(39.9)
Proceeds from sale of property and equipment	1.7	2.3
Free cash flow, before acquisitions	$91.3	$142.2

(2) The Company believes free cash flow, before acquisitions is an important measure because it encompasses both profitability and capital management in evaluating results.